Exhibit 99.6

07/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,970,295,835.51
Beginning of the Month Finance Charge Receivables:            $   125,373,372.08
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 3,095,669,207.59


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,930,005,220.60
End of the Month Finance Charge Receivables:                  $   126,388,522.60
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,056,393,743.20


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,330,000,000.00
End of the Month Transferor Amount                            $   600,005,220.60
End of the Month Transferor Percentage                                    20.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES


      30-59 Days Delinquent                                   $    72,749,569.96
      60-89 Days Delinquent                                   $    45,635,327.96
      90+ Days Delinquent                                     $    98,448,037.86

07/99                                                                     Page 2

      Total 30+ Days Delinquent                               $   216,832,935.78
      Delinquent Percentage                                                7.09%

Defaulted Accounts During the Month                           $    22,481,127.60
Annualized Default Percentage                                              9.08%

Principal Collections                                             404,865,548.68
Principal Payment Rate                                                    13.63%

Total Payment Rate                                                        14.48%


INVESTED AMOUNTS

      Class A Initial Invested Amount                         $   369,000,000.00
      Class B Initial Invested Amount                         $    38,250,000.00
      Class C Initial Invested Amount                         $    42,750,000.00

INITIAL INVESTED AMOUNT                                       $   450,000,000.00

      Class A Invested Amount                                 $   369,000,000.00
      Class B Invested Amount                                 $    38,250,000.00
      Class C Invested Amount                                 $    42,750,000.00

INVESTED AMOUNT                                               $   450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.15%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.15%

MONTHLY SERVICING FEE                                         $       562,500.00

INVESTOR DEFAULT AMOUNT                                       $     3,405,890.83


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               82.00%

      Class A Finance Charge Collections                      $     5,851,565.97
      Other Amounts                                           $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     5,851,565.97

07/99                                                                     Page 3

      Class A Monthly Interest                                $     1,748,240.00
      Class A Servicing Fee                                   $       461,250.00
      Class A Investor Default Amount                         $     2,792,830.48

TOTAL CLASS A EXCESS SPREAD                                   $       849,245.49


REQUIRED AMOUNT                                               $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.50%

      Class B Finance Charge Collections                      $       606,564.76
      Other Amounts                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       606,564.76

      Class B Monthly Interest                                $       188,870.00
      Class B Servicing Fee                                   $        47,812.50

TOTAL CLASS B EXCESS SPREAD                                   $       369,882.26
CLASS B INVESTOR DEFAULT AMOUNT                                       289,500.72
CLASS B REQUIRED AMOUNT                                               289,500.72


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     1,843,615.59


      Excess Spread Applied to Class A Required Amount        $             0.00

      Excess Spread Applied to Class A Investor
      Charge Offs                                             $             0.00

      Excess Spread Applied to Class B
      Required Amount                                         $       289,500.72

      Excess Spread Applied to Reductions of                  $             0.00
      Class B Invested Amount

07/99                                                                     Page 4

      Excess Spread Applied to Class C Required Amount        $       558,399.63

      Excess Spread Applied to Reductions of
      Class C Invested Amount                                 $             0.00

      Excess Spread Applied to Monthly Cash                   $        93,750.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $             0.00
      Account

      Excess Spread Applied to Spread Account                 $       901,965.24

      Excess Spread Applied to Reserve Account                $             0.00

      Excess Spread Applied to other amounts owed             $             0.00
      Cash Collateral Depositor

      Excess Spread Applied to other amounts owed to
      Spread Account Residual Interest Holders                $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $             0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $             0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1996-A

      Excess Finance Charge Collections Applied to
      Class A Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                            $             0.00

      Excess Finance Charge Collections Applied to
      Class B Required Amount                                 $             0.00

07/99                                                                     Page 5

      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                   $             0.00

      Excess Finance Charge Collections Applied to
      Class C Required Amount                                 $             0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class C Invested Amount                   $             0.00

      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                             $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor            $             0.00

      Excess Finance Charge Collections Applied to
      other amounts owed to Spread Account Residual Interest
      Holders                                                 $             0.00


YIELD AND BASE RATE --

      Base Rate (Current Month)                                            7.43%
      Base Rate (Prior Month)                                              7.24%
      Base Rate (Two Months Ago)                                           7.15%

THREE MONTH AVERAGE BASE RATE                                              7.27%

      Portfolio Yield (Current Month)                                      9.95%
      Portfolio Yield (Prior Month)                                       13.92%
      Portfolio Yield (Two Months Ago)                                    11.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.78%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $    61,337,130.65

REALLOCATED PRINCIPAL COLLECTIONS

                       Allocable to Class C Interests         $             0.00

                       Allocable to Class B Certificates      $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

07/99                                                                     Page 6

CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                          $             0.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00


CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    61,337,130.65
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

CLASS C INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                       $             0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                         $    13,500,000.00
      Available Cash Collateral Amount                        $    13,500,000.00

07/99                                                                     Page 7

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                -------------------------------
                                                Tracie H. Klein
                                                First Vice President